UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 30, 2007
GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Bylaws
Item 9.01. Exhibits
SIGNATURES
EXHIBIT 3.2

Item 5.03. Amendment to Bylaws
     Effective as of November 30, 2007, Article VI, Sections 1, 2, 4 and 5, of the Bylaws of Granite Construction Incorporated are amended by resolution of Granite’s Board of Directors. The new provisions provide for the issuance of uncertificated shares, allowing Granite to participate in the Direct Registration System currently administered by The Depository Trust Company (“DRS”). The DRS provides investors with the option of registering securities in their names without the issuance of physical certificates and allows shareholders to electronically transfer securities to and from broker/dealers in order to effect transactions with less risk, lower costs and elimination of the delays associated with transferring physical certificates.
Item 9.01. Exhibits
(c) Exhibits. The following exhibit is attached hereto and filed herewith:

Exhibit
Number	Exhibit Title
3.2	Amended Bylaws of Granite Construction Incorporated effective November 30, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: November 30, 2007	By:	/s/ William E. Barton
William E. Barton
Senior Vice President and Chief Financial Officer

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